EXHIBIT 32
STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-KSB of AMERICARE HEALTH SCAN, INC. (A Development Stage Company) (the "Company") for the years ended December 31, 2006 and 2005, as filed with the Securities and Exchange Commission of the date hereof (the "Report"), We, DR. JOSEPH P. D'ANGELO, Chief Executive Officer and ROBERT CANO, Chief Financial Officer of the Company, certify that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

         (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                           /s/ Dr. Joseph P. D'Angelo
                                           --------------------------
                                               DR. JOSEPH P. D'ANGELO



                                           /s/ Robert Cano
                                           ---------------------------
                                           ROBERT CANO

October 15, 2008